Exhibit 10.4

配偶确认及同意函

Spousal Consent

本人          ，居民身份证号码                     ，为         （居民身份证号码                         ）（以下简称“本人配偶”）之合法配偶。本人于       年    月     日无条件并不可撤销的确认及同意本人配偶于

      年    月    日签署的下列文件（以下简称“交易文件”），并同意按照交易文件的约定处置本人配偶持有的、并登记在其名下的江苏奥斯汀光电科技股份有限公司（以下简称“公司”）的股份：

My name is          . My ID card No. is                    . I am the legal spouse of           (ID card No.                       ) (hereinafter referred to as "my spouse"). I hereby unconditionally and irrevocably confirm and agree to the following documents signed by my spouse on     ,      (hereinafter referred to as the "transaction documents"), and agree to dispose of the shares of Jiangsu Austin Optronics Technology Co., Ltd. (hereinafter referred to as "the Company") held by my spouse and registered in his name in accordance with the provisions of the transaction documents

1、与南京奥萨科技发展有限公司（以下简称“FIE”）签署的《独家购买权协议》；

1. Agreement on the Exclusive Right of Purchase signed with Nanjing Aosa Technology Development Co., Ltd. (hereinafter referred to as "FIE");

2、与FIE签署的《股份质押协议》；

2. Share Pledge Agreement signed with FIE;

3、本人配偶签署的《授权委托书》；

3. Power of Attorney signed by my spouse;

本人承诺不就本人配偶持有的公司股份提出任何权利主张，本人进一步确认，本人配偶签署、交付、履行交易文件以及进一步修改或终止交易文件不需要本人另行授权或同意。

I undertake not to make any claim on the shares of the Company held by my spouse. I further confirm that my spouse can sign, deliver, perform and further modify or terminate the transaction documents without my additional authorization or consent.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I undertake to execute all necessary documents and take all necessary actions to ensure the proper performance of the transaction documents (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得本人配偶持有的公司任何股份，则本人应受（经不时修订的）交易文件的约束，并遵守作为公司的股东在（经不时修订的）交易文件的义务，且为此目的，一旦FIE提出要求，本人应签署格式与内容基本与（经不时修订的）交易文件的相同一系列文件。

I agree and undertake that if I acquire any shares of the company held by my spouse for any reason, I shall be bound by the transaction documents (as amended from time to time) and abide by the obligations as a shareholder of the company in the transaction documents (as amended from time to time), and for this purpose, I shall sign a series of documents with the same format and content as the transaction documents (as amended from time to time) upon request of FIE.

本确认及同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

The Letter of Confirmation and Consent shall be written in Chinese and English. In case of any conflict between the Chinese and English versions, the Chinese version shall prevail.

本确认及同意函一式四份，本人和FIE各持两份，具有同等效力。

The Letter of Confirmation and Consent is prepared in quadruplicate, two copies for me and two copies for FIE, with the same effect.

附：结婚证

Attachment: Marriage Certificate

【以下无正文】

[No text below]

【本页无正文，为《配偶确认及同意函》之签署页】

[There is no text on this page, which is the signature page of The Letter of Confirmation and Consent by the Spouse]

签字：

Signature

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